                                                                   EXHIBIT 10.36

                                4,120,000 SHARES

                          COINMACH LAUNDRY CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                   July 17, 1996


LEHMAN BROTHERS INC.
DILLON, READ & CO. INC.
LAZARD FRERES & CO. LLC
FIELDSTONE FPCG SERVICES, L.P.,
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

       Coinmach Laundry Corporation, a Delaware corporation (the "Company"), proposes to sell an aggregate of 4,120,000 shares (the "Firm Stock") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 618,000 shares of Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

            1.   Representations, Warranties and Agreements of the Company.  The
                 ---------------------------------------------------------
Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1 and the amendments thereto with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become
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     effective under the Securities Act.  Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, including any Rule 462(b) Registration Statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
     (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. "Rule 462(b) Registration Statement" means a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the offering covered by the initial registration statement (No. 333-03587).

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information concerning any Underwriter contained in or omitted from the Registration Statement or the
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                                      -3-

     Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (c)  The Company and each of its subsidiaries (as defined in Section
     15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective business requires such qualification, except where the failure to be so qualified would not be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity, result of operations, business or business prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Coinmach Corporation, a Delaware corporation and a wholly owned subsidiary of the Company) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for liens, encumbrances, equities or claims of Heller Financial, Inc. ("Heller") pursuant to those certain Pledge Agreements, dated November 30, 1995, between Heller and each of the Company and Coinmach Corporation (the "Pledge Agreements").

          (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly
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                                      -4-

     issued, fully paid and non-assessable, and will conform to the description thereof contained in the Prospectus.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (h) Except as described in the Registration Statement or the exhibits thereto or in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
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                                      -5-

          (i) Except as described in the Registration Statement or the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

          (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, to the actual knowledge of Stephen R. Kerrigan, Mitchell Blatt, Robert M. Doyle or John E. Denson (the "Officers"), there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (i) present fairly the information shown therein, (ii) have been prepared in accordance with the applicable requirements of Rule 11-02 of the Rules and Regulations, (iii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and
     (iv) have been properly compiled on the basis described therein and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information (including the notes thereto) and included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give
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                                      -6-

     effect to the transactions or circumstances referred to therein.

          (l) Ernst & Young, LLP ("E&Y"), who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered an initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and KPMG Peat Marwick, LLP ("KPMG") and Arthur Andersen LLP ("AA"), whose reports appear in the Prospectus and who have each delivered an initial letter referred to in Section 7(g) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (m) (i) Neither the Company nor any of its subsidiaries own any real property other than the real property located in Baltimore, Maryland; (ii) the Company and each of its subsidiaries have marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except as are described in the Propectus or such as do not materially interfere with the use made and proposed to be made (as described in the Prospectus) of such property by the Company and its subsidiaries and (iii) all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, except (A) the Company's facility located in Roslyn, New York, and (B) where the failure to so hold real property and buildings under valid, subsisting and enforceable leases would not be reasonably expected to result in a Material Adverse Effect.

          (n) Except as described in the Prospectus, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is, in the reasonable judgment of the Company, adequate for the conduct of their respective businesses and the value of their respective properties.

          (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and the Officers have no reason to
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                                      -7-

     believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (p) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the actual knowledge of the Officers, no such proceedings are threatened by governmental authorities or by others.

          (q) There are no contracts or other documents to which the Company or any of its subsidiaries is a party that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (r) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Prospectus that is not so described.

          (s) Except as disclosed in the Prospectus, no labor disturbance by the employees of the Company exists or, to the actual knowledge of the Officers, is imminent that might reasonably be expected to have a Material Adverse Effect.

          (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan", except for the Solon Profit Sharing and Retirement

     Savings Plan, for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (u) The Company has filed or properly been granted an extension for filing all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined that has had (nor do the Officers have any actual knowledge of any tax deficiency that might reasonably be expected to have) a Material Adverse Effect.

          (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business and consistent with past practice, (iii) entered into any transaction not in the ordinary course of business and consistent with past practice or (iv) declared or paid any dividend on its capital stock.

          (w) The Company (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls that provide reasonable assurance that (A) material transactions are executed in accordance with management's authorization and (B) material transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets.

          (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and, to the actual knowledge of the Officers, no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law,
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                                      -9-

     ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

          (y) Neither the Company nor any of its subsidiaries, nor any director or, officer, nor to the knowledge of any of the Officers any agent, employee or other person authorized to act on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the actual knowledge of the Officers, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgement, decree or permit or that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action that would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Officers have actual knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (aa) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          2.   Purchase of the Stock by the Underwriters.  On the basis of the
               -----------------------------------------
representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 4,120,000 shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Company grants to the Underwriters an option (the "Option") to purchase up to 618,000 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $13.02 per share.

          The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          3.   Offering of Stock by the Underwriters.  Upon authorization by the
               -------------------------------------
Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          4.   Delivery of and Payment for the Stock.  Delivery of and payment
               -------------------------------------
for the Firm Stock shall be made at the office of
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                                      -11-

Cahill Gordon & Reindel, 80 Pine Street, New York, New York, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement the Option may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the Option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the Option shall have been exercised nor later than the fifth business day after the date on which the Option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second
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                                      -12-

Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          5.   Further Agreements of the Company.  The Company agrees:
               ---------------------------------

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly all commercially reasonable efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which, in the reasonable judgment of Cahill Gordon & Reindel, outside counsel for the Underwriters, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the reasonable judgment of the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters a reasonable amount of time prior to such proposed filing and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's securityholders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof or the granting of options as disclosed in the Prospectus), without the prior written consent of Lehman Brothers Inc.; and to cause each officer, director and holder of Common Stock of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

          (j) Prior to the Effective Date, to apply for the listing of the Stock on the Nasdaq National Market and to use all commercially reasonable efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

          (k) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission;

          (l) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

          (m) To take such steps as shall be reasonably necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          6.   Expenses.  The Company agrees to pay (a) the costs incident to
               --------
the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Common Stock; (e) the filing fees and the reasonable fees and disbursements of counsel for the Underwriters incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) any fees charged by securities rating services for rating the Stock; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock that they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

          7.   Conditions of Underwriters' Obligations.  The respective
               ---------------------------------------
obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that in the reasonable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, is material or omits to state a fact that in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Anderson Kill Olick & Oshinsky, P.C., as counsel to the Company, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit A hereto:

          (e) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as such counsel reasonably request for the purpose of enabling it to pass upon such matters.

          (f) At the time of execution of this Agreement, the Representatives shall have received from each of E&Y, KPMG and AA a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (g) With respect to the letter of each of E&Y, KPMG and AA referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (h) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board and Chief Executive Officer and its Senior Vice President and Chief Financial Officer stating that:

               (i) The representations and warranties of the Company in Section 1 that are qualified with reference to a Material Adverse Effect or materiality are true and correct as of such Delivery Date; and the representations and warranties of the Company that are not so qualified shall be true and correct in all material respects, in each case as of such Delivery Date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled in all material respects; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
     (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the Untied States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (l) The Nasdaq National Market shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.   Indemnification and Contribution.
               --------------------------------

          (a) The Company and Coinmach Corporation, its principal operating subsidiary (the "Principal Subsidiary"), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the
                                             --------
Principal Subsidiary shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Company and the Principal Subsidiary shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; provided, further, that the indemnification and contribution
                   --------  -------
agreements contained in this Section 8 with respect to any Preliminary Prospectus, or the Prospectus after it has been amended or supplemented, shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting such loss, claim, damage, liability or action shall have purchased Stock that are the subject thereof it, after a sufficient number of copies thereof have been delivered by the Company to such Underwriter, such Underwriter shall have failed to send or give a copy of the final Prospectus or of the Prospectus as then amended or supplemented, as the case may be, to such person at or prior to the confirmation of such sale of such Stock to such person, and, if such loss, claim, damage, liability or action
would not have arisen but for such failure.   The foregoing indemnity agreement
is in addition to any liability that the Company or the Principal Subsidiary may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that
                                                         --------  -------
the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure
                                            --------
to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives
                                   --------  -------
shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Principal Subsidiary under this Section 8 if, in the reasonable judgment of the legal counsel of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel due to (y) the existence of actual or potential differing interests between such Representatives, Underwriters, officers, employees and controlling persons or (z) the availability of different defenses among such parties, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Principal Subsidiary. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiary on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiary on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiary on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Principal Subsidiary on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Subsidiary or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiary and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiary. The Company, the Principal Subsidiary and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Not withstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 8(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth in the last paragraph on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9.   Defaulting Underwriters.
               -----------------------

          If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective pro portions that the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non- defaulting Underwriters in Schedule 1 hereto;

provided, however, that the remaining non- defaulting Underwriters shall not be
--------  -------
obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and
11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchase Firm Stock that a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or with drawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10.  Termination.  The obligations of the Underwriters hereunder may
               -----------
be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(i), 7(j) or 7(k), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          11.  Reimbursement of Underwriters' Expenses.  If (a) the Company
               ---------------------------------------
shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Under writers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Under writers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12.  Notices, etc.  All statements, request, notices and agreements
               ------------
hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
     212-526-6588), with a copy, in the case of any notice pursuant to Section 8(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

          (b) if to the Company or the Principal Subsidiary, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Robert M. Doyle (Fax: (516) 484-0905);

provided, however, that any notice to an Underwriter pursuant to Section 8(d)
--------  -------
shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

          13.  Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Underwriters, the Company and its respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representa tions, warranties, indemnities and agreement of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14.  Survival.  The respective indemnities, representations,
               --------
warranties and agreement of the Company, the Principal Subsidiary and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15.  Definition of the Terms "Business Day" and "Subsidiary".  For
               -------------------------------------------------------
purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          17.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement by and among the Company, the Principal Subsidiary and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              Coinmach Laundry Corporation


                              By:  /s/ ROBERT M. DOYLE
                                  -------------------------------
                                  Name:  Robert M. Doyle
                                  Title: Senior Vice President
                                         and Chief Financial Officer

                              Coinmach Corporation,
                                the Principal Subsidiary


                              By:  /s/ ROBERT M. DOYLE
                                  -------------------------------
                                  Name:  Robert M. Doyle
                                  Title: Senior Vice President
                                         and Chief Financial Officer

Accepted:

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

  By  LEHMAN BROTHERS INC.

     By:  /s/ THEODORE NEIDERMEYER
         -------------------------------
          Authorized Representative

                                                                       Exhibit A
                                                                       ---------


              Letterhead of Anderson Kill Olick ,P.C.



(212) 278-1258

                                    July 23, 1996


Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285


Ladies and Gentlemen:

          We have acted as special counsel to Coinmach Laundry Corporation, a Delaware corporation (the "Company"), in connection with the preparation of a
                           -------
registration statement on Form S-1 (No. 333-03587) which was filed by the Company with the Securities and Exchange Commission on May 13, 1996 (the "First
                                                                          -----
Registration Statement") and a registration statement on Form S-1 (No. 333-
----------------------
08331) filed with the Securities and Exchange Commission on July 18, 1996 (the

"Second Registration Statement") (as the First Registration Statement and the
------------------------------
Second Registration Statement may be amended from time to time, and including all documents incorporated by reference in such registration statements, together, the "Registration Statement"). The Registration Statement relates to
               ----------------------
the registration by the Company under the Securities Act of 1933, as amended (the "Securities Act"), of up to 4,120,000 shares (the "Firm Stock") of the
      --------------                                    ----------
Company's Class A common stock, par value $.01 per share (the "Common Stock"),
                                                               ------------
and the sale of up to an additional 618,000 shares of the Common Stock to cover the exercise of an over-allotment option by the Underwriters (the "Option Stock"
                                                                   ------------
and, together with the Firm Stock, the "Stock").  This opinion is furnished to
                                        -----
you pursuant to Section 7(d) of the Underwriting Agreement, dated as of July 17, 1996 (the "Underwriting Agreement"), among the Company and each of you (the
           ----------------------
"Underwriters").  Capitalized terms used but not otherwise specifically defined
-------------
herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

          In rendering the opinions expressed below, we have been furnished with and, without independent investigation but with your consent have relied upon,
(i) certificates of officers, directors and representatives of the Company and its Subsidiaries (as hereinafter defined) with respect to certain factual

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 2


defined) with respect to certain factual matters, (ii) certificates, documents, instruments and assurances of public officials as we have deemed appropriate or advisable, and (iii) representations and warranties made in the Underwriting Agreement. We have also examined originals, or copies identified to our satisfaction as being true copies, of the documents listed below, and we have made no independent investigation of any factual information contained therein or contained in any documents incorporated by reference or otherwise referred to therein (collectively, the "Documents"):
                            ---------

          A.   Underwriting Agreement;

          B.   Registration Statement;

          C. Resolutions of the boards of directors of each of the Company, Coinmach Corporation, a Delaware corporation ("Coinmach"), Super Laundry
                                               --------
Equipment Corp., a New York corporation ("SLEC"), and Grand Wash & Dry
                                          ----
Launderette, Inc., a New York corporation ("Grand Wash," together with Coinmach
                                            ----------
and SLEC, the "Subsidiaries" or each a "Subsidiary"), in each case certified by
               ------------             ----------
its respective Secretary;

          D. Certified copies of the certificates of incorporation, as amended and restated, of the Company and each Subsidiary;

          E. Certified copies of the bylaws, as amended and restated, of the Company and of each Subsidiary;

          F. Good standing certificates from the Secretary of State of the state of incorporation of the Company and each of the Subsidiaries; and

          G. Incumbency certificates for the officers of the Company and each Subsidiary.

          In addition, for the purposes of the opinions rendered herein, we have assumed with your permission and without independent verification:

          (a) that all signatures of all persons signing all Documents (other than those persons signing Documents on behalf of the Company or the Subsidiaries) in connection with which this opinion is rendered are genuine and authorized;

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 3


          (b) that all Documents submitted to us as true copies, whether certified or not, conform to authentic original Documents;

          (c) the existence, good standing, capacity and, where applicable, qualification to do business, of all of the parties (other than the existence, good standing and capacity of the Company and the Subsidiaries and other than the qualification to do business of the Company and the Subsidiaries in the State of Delaware) to the Documents;

          (d) the corporate power and authority of each of the parties (other than the Company or the Subsidiaries) to the Documents to enter into and perform their respective obligations under the Documents;

          (e) the due authorization, execution and delivery by all of the parties (other than the Company or the Subsidiaries) to each of the Documents;

          (f) that each of the Documents constitutes the legal, valid and binding obligations of all of the parties thereto (other than the Company or the Subsidiaries) enforceable against each of such parties in accordance with their respective terms; and

          (g) that the Documents accurately describe and contain the understandings of the parties, and that there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms of the Documents.

          In rendering the opinions expressed below, we have made no independent investigation with respect to any matter in connection with which we did not represent the Company and the Subsidiaries. To render these opinions, we have relied upon the actual knowledge of the attorneys in our firm who have devoted substantial attention to the transactions contemplated by the Underwriting Agreement, and not to the knowledge of the firm generally. All references in this opinion to the "knowledge" of this firm or to matters with respect to which it is "aware" are to be construed as to the actual knowledge of such attorneys and are subject to this limitation. Without limiting the generality of the foregoing, we have not made any search of the dockets or other public records of any court or administrative agency or governmental authority with respect to pending suits, actions, claims, investigations, proceedings, judgments, orders or decrees or with respect to assessments, mortgages, security interests or encumbrances.

          Based upon the foregoing, we are of the opinion that, subject to the qualifications discussed herein, as of the date hereof:

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 4


          (i) The Company and each of the Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and have the corporate power and authority to own or hold their respective properties and to conduct the businesses in which they are currently engaged and as described in the Prospectus.

          (ii) All of the outstanding capital stock of the Company (other than the Stock) has been duly and validly authorized and issued, is fully paid and non-assessable and conforms in all material respects to the description thereof contained in the Prospectus. With respect to the shares of Stock being delivered pursuant to the Underwriting Agreement, such Stock has been duly and validly authorized, and upon receipt of payment therefor, shall be duly issued, fully paid and non-assessable. The Stock conforms in all material respects to the description thereof contained in the Prospectus. All of the outstanding capital stock of each Subsidiary has been duly and validly authorized and issued and is fully paid, non-assessable and, to our knowledge, is owned by the Company free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims (a) of Heller Financial, Inc. ("Heller")
                                                                        ------
under the Pledge Agreements, or (b) which may be described in the Prospectus.

          (iii) Except as may be described in the Prospectus, (a) there are no preemptive or other rights in the Company's certificate of incorporation or bylaws to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Stock and (b) to our knowledge, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Stock in any other agreement or instrument.

          (iv) To our knowledge, neither the Company nor any of the Subsidiaries own any real property other than the real property located in Baltimore, Maryland. To our knowledge, the Company and each of the Subsidiaries have marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects, except (A) liens arising under that certain Credit Agreement, dated as of November 30, 1995, between Coinmach and Heller,
(B) purchase money liens arising in the ordinary course of business, and (C) such liens, encumbrances and defects that do not materially interfere with the use made and proposed to be made, as described in the Registration Statement, of such personal property by the Company or any Subsidiary. To our knowledge, all real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, except (A) laundry room or location leases entered into by the Company or any of the Subsidiaries, (B) the Company's facility located in

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 5

Roslyn, New York, (C) any real property or buildings the failure of which to so hold would not be reasonably expected to result in a Material Adverse Effect, and (D) to the extent that such validity or enforceability may be limited by (1) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally; (2) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, including, without limitation, (x) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, and (y) concepts of materiality, reasonableness, good faith and fair dealing.

          (v) To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject that, if determined adversely to the Company or any of the Subsidiaries, might reasonably be expected to have a Material Adverse Effect; and, to our knowledge, no such proceedings are threatened by governmental authorities or by others except as disclosed in the Prospectus.

          (vi) The First Registration Statement was declared effective under the Securities Act as of 5:00 p.m. July 17, 1996; the Second Registration Statement was declared effective on July 18, 1996; the Prospectus was filed with the Securities and Exchange Commission pursuant to subparagraph (1) of Rule 424(b) of the rules and regulations promulgated under the Securities Act (the "Rules
                                                                        -----
and Regulations") on July 18, 1996; and, to our knowledge, no stop order
---------------
suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose is pending.

          (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related schedules therein, as to which financial statements and related schedules we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

          (viii) To our knowledge, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been described in the Prospectus or filed as exhibits to the Registration Statement.

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 6


          (ix) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (x) The issuance and sale of the shares of Stock being delivered on the Delivery Date by the Company and the compliance by the Company with the provisions of the Underwriting Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, in each such case known to us and to which the Company or any of the Subsidiaries is a party or by which any of the property or assets of the Company or of any of the Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not reasonably be expected to result in a Material Adverse Effect, nor will such actions result in
(i) any violation of the provisions of the Second Amended and Restated Certificate of Incorporation of the Company or the Second Amended and Restated By-laws of the Company or the charter or by-laws of any of the Subsidiaries, or
(ii) to our knowledge, any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets and which could reasonably be expected to result in a Material Adverse Effect. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under or by the Securities Exchange Act of 1934, as amended, the Securities Act, the National Association of Securities Dealers, Inc., the Nasdaq National Market and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated thereby.

          (xi) To our knowledge and except as may be described in the Registration Statement, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

          In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of you and your counsel, at which the contents of the

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 7


Registration Statement and Prospectus and related matters were discussed and, although we did not independently verify, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except for the statements made in the Registration Statement under the caption "Description of Capital Stock" and "Shares Eligible for Future Resale" insofar as such statements relate to the Stock and concern legal matters), on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company) no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the date and time as of which the First Registration Statement is declared effective by the Securities and Exchange Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we are not commenting on and express no opinion with respect to the financial statements and related notes thereto, schedules or other financial or statistical data included in or omitted from the Registration Statement, the Prospectus or any amendments or supplements thereto.

          Our opinions set forth above are subject to the following additional qualifications:

          (a) Our opinions are limited to the specific issues addressed herein and are limited in all respects to the laws as they exist as of the date hereof and the facts as stated herein and purport to express what a court would conclude based on such facts. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur on or after the date hereof.

          (b) We express no opinion as to, or the effect or applicability of, any laws other than the laws of the State of New York, the Federal laws of the United States of America and the General Corporation Law of the State of Delaware. We assume no responsibility with respect to the application to the subject transactions, or the effect thereon, of the laws of any other jurisdiction.

Lehman Brothers Inc.
Dillon, Read & Co. Inc.
Lazard Freres & Co. LLC
Fieldstone FPCG Services, L.P.
July 23, 1996
Page 8

          This opinion is being rendered only to you for your exclusive benefit and is intended to be relied upon by you in connection with the transactions contemplated by the Underwriting Agreement. This opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or any other person, firm or entity without our prior written consent. This opinion may not be used for any other purpose, or relied on by any other person, firm or entity for any purpose, without our prior written consent.

                                  Very truly yours,


                                  ANDERSON KILL & OLICK, P.C., a
                                  New York Professional Corporation


                                  By:  /s/ RONALD S. BRODY
                                      ---------------------------
                                      Ronald S. Brody,
                                      a Member of the Firm

                                   SCHEDULE 1

                                                          Number of
Underwriters                                                Shares
------------                                              ---------

Lehman Brothers Inc............................        681,500
Dillon, Read & Co. Inc.........................        681,500
Lazard Freres & Co. LLC........................        681,500
Fieldstone Private Capital Group...............        681,500

Alex. Brown & Sons Incorporated................        103,000
Donaldson, Lufkin & Jenrette Securities
  Corporation..................................        103,000
A.G. Edwards & Sons, Inc.......................        103,000
Everen Securities, Inc.........................        103,000
Goldman, Sachs & Co............................        103,000
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated...........................        103,000
Morgan Stanley & Co. Incorporated..............        103,000
Smith Barney Inc...............................        103,000

Robert W. Baird & Co. Incorporated.............         57,000
Doft & Co., Inc................................         57,000
Fahnestock & Co., Inc..........................         57,000
Gilford Securities Incorporated................         57,000
McDonald & Company Securitries, Inc............         57,000
Nesbitt Burns Securities Inc...................         57,000
Raymond James & Associates, Inc................         57,000
Stifel, Nicolaus & Company, Incorporated.......         57,000
Sutro & Co. Incorporated.......................         57,000
Unterberg Harris...............................         57,000


                TOTAL                                4,120,000
                                                     =========